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                   VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       OCTOBER 1, 2008 -- MARCH 31, 2009

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
                                                                 Amount of     % of
                                      Offering       Total        Shares     Offering  % of Funds
   Security      Purchase/   Size of  Price of     Amount of     Purchased  Purchased    Total
   Purchased    Trade Date  Offering   Shares      Offering       By Fund    By Fund     Assets       Brokers       Purchased From
--------------  ----------  --------  --------  --------------  ----------  ---------  ----------  --------------  -----------------
     The         01/16/09       -      $101.16  $  200,000,000  $2,000,000    1.00%      2.500%    Stone &         Stone & Youngberg
Metropolitan                                                                                       Youngberg,
Water District                                                                                     Banc of
 of Southern                                                                                       America
 California                                                                                        Securities,
                                                                                                   LLC, Goldman,
                                                                                                   Sachs & Co.,
                                                                                                   Morgan Stanley
                                                                                                   & Co.
                                                                                                   Incorporated,
                                                                                                   Citigroup,
                                                                                                   J.P. Morgan,
                                                                                                   Siebert,
                                                                                                   Brandford,
                                                                                                   Shank & Co.,
                                                                                                   LLC, De La
                                                                                                   Rosa & Co.,
                                                                                                   Loop Capital
                                                                                                   Markets LLC,
                                                                                                   Ramirez & Co.,
                                                                                                   Inc.

  Los Angeles     02/05/09      -       $95.21  $950,000,000    $1,000,000    0.11%      0.105%    Barclays        Barclays Capital
  California                                                                                       Capital, De La
Unified School                                                                                     Rosa & Co.,
   District                                                                                        Stone &
                                                                                                   Youngberg,
                                                                                                   Morgan Stanley
                                                                                                   & Co.,
                                                                                                   Incorporated,
                                                                                                   Backstrom
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
                                                                                                   McCarley Berry
                                                                                                   & Co., LLC

  Trustees of    03/06/09       -       $95.93  $  465,365,000  $1,000,000    0.21%      0.215%    Banc of         Barclays Capital
the California                                                                                     America
     State                                                                                         Securities
  University                                                                                       LLC, Citigroup
  Systemwide                                                                                       Global Markets
 Revenue Bonds                                                                                     Inc., J.P.
                                                                                                   Morgan, Rice
                                                                                                   Financial
                                                                                                   Products
                                                                                                   Company, Stone
                                                                                                   & Youngberg
                                                                                                   LLC, Barclays
                                                                                                   Capital, Loop
                                                                                                   Capital
                                                                                                   Markets, LLC,
                                                                                                   Merrill Lynch
                                                                                                   & Co., Estrada
                                                                                                   Hinojosa &
                                                                                                   Company, Inc.,
                                                                                                   Morgan Stanley
                                                                                                   & Co.,
                                                                                                   Incorporated,
                                                                                                   Siebert,
                                                                                                   Brandford,
                                                                                                   Shank & Co.,
                                                                                                   L.L.C.

The Regents of   03/13/09       -      $108.96  $  794,220,000  $  705,000    0.22%      0.089%    Barclays        Barclays Capital
the University                                                                                     Capital, Alamo
 of California                                                                                     Capital, Banc
   General                                                                                         of America
Revenue Bonds                                                                                      Securities
                                                                                                   LLC, J.P.
                                                                                                   Morgan,
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
                                                                                                   SL
                                                                                                   Hare Capital,
                                                                                                   Inc., De La
                                                                                                   Rosa & Co.,
                                                                                                   Jackson
                                                                                                   Securities,
                                                                                                   Grigsby &
                                                                                                   Associates,
                                                                                                   Inc., Goldman,
                                                                                                   Sachs & Co.,
                                                                                                   Morgan Stanley
                                                                                                   & Co.,
                                                                                                   Incorporated,
                                                                                                   Wedbush Morgan
                                                                                                   Securities

The Regents of   03/13/09       -      $106.62  $  794,220,000  $1,050,000    0.22%      0.132%    Barclays        Barclays Capital
the University                                                                                     Capital, Alamo
 of California                                                                                     Capital, Banc
   General                                                                                         of America
Revenue Bonds                                                                                      Securities
                                                                                                   LLC, J.P.
                                                                                                   Morgan, SL
                                                                                                   Hare Capital,
                                                                                                   Inc., De La
                                                                                                   Rosa & Co.,
                                                                                                   Jackson
                                                                                                   Securities,
                                                                                                   Grigsby &
                                                                                                   Associates,
                                                                                                   Inc., Goldman,
                                                                                                   Sachs & Co.,
                                                                                                   Morgan Stanley
                                                                                                   & Co.,
                                                                                                   Incorporated,
                                                                                                   Wedbush Morgan
                                                                                                   Securities
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